UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — June 12, 2006
BROADWING CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction)	0-30989 (Commission File Number)	52-2041343 (I.R.S. Employer of Incorporation Identification No.)
1122 Capital of Texas Highway
Austin, Texas 78746
(Address of principal executive offices)
Registrant’s telephone number, including area code: (512) 742-3700
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
     On June 12, 2006, Broadwing Corporation (the “Company”) closed the private placement of an additional $30,000,000 in aggregate principal amount of its 3.125% Convertible Senior Debentures due 2026 (the “Debentures”) pursuant to the exercise in full of an additional purchase option that the Company had granted to the initial purchasers (the “Initial Purchasers”) in the Company’s previously announced private placement of $150,000,000 in aggregate principal amount of Debentures. The terms of the Debentures were previously described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2006 and such disclosure is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     Reference is made to the disclosure provided in response to Item 1.01 of this Form 8-K, with respect to the issuance by the Company of the additional Debentures to the Initial Purchasers, which disclosure is incorporated herein by this reference.
Item 3.02. Unregistered Sales of Equity Securities
     Reference is made to the disclosure provided in response to Item 1.01 of this Form 8-K, with respect to the issuance by the Company of the Debentures to the Initial Purchasers, which disclosure is incorporated herein by this reference.
     The Company offered and sold the additional Debentures, the guarantees and the shares of common stock issuable upon conversion of the Debentures to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the securities to qualified institutional buyers pursuant to Rule 144A and to certain persons in offshore transactions pursuant to Regulation S under the Securities Act of 1933. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the related purchase agreement.
     The additional Debentures, the guarantees and the shares of common stock issuable upon conversion of the Debentures have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
Item 7.01. Regulation FD Disclosure
     On June 12, 2006, the Company announced in a press release the exercise of additional purchase option by the Initial Purchasers. The Company’s press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description
99.1	Press Release dated June 12, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROADWING CORPORATION
By:	/s/ Kim Larsen
Co-Chief Executive Officer, Senior
Vice President and General Counsel

Date: June 12, 2006

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